UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2021

Date of reporting period: 09/30/2020

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
September 30, 2020

NICHOLAS FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

November 2020

Dear Fellow Shareholders:

     For the six months ended September 30, 2020, Nicholas Fund returned 31.61% compared to 31.31% for the Standard & Poor’s 500 Index and 44.74% for the Russell 1000 Growth Index. The period was marked by dramatic volatility as U.S. stock markets collapsed in February and March 2020 in response to concerns about COVID-19 and its impact on the economy. Aggressive monetary and fiscal stimulus measures helped the markets recover from the global pandemic and eventually pushed the markets to near all-time highs.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended September 30, 2020.

			Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year	50 Year
Nicholas Fund, Inc.	31.61%	16.00%	13.76%	10.66%	13.68%	11.97%
Standard & Poor’s 500 Index	31.31%	15.15%	12.28%	14.15%	13.74%	10.85%
Russell 1000 Growth Index	44.74%	37.53%	21.67%	20.10%	17.25%	N/A
Consumer Price Index	0.87%	1.41%	1.83%	1.84%	1.77%	3.86%
Ending value of $10,000 invested
in Nicholas Fund, Inc.	$13,161	$11,600	$14,723	$16,595	$36,034	$2,850,918
Fund’s Expense Ratio (from 07/30/20 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     Prior to COVID-19, we had concerns about some of the underlying fundamentals of the economy and high valuations. As a result, we felt confident that our strategy of owning companies with defensible competitive advantages, recurring revenues and earnings, strong balance sheets, management teams with a track record of success and reasonable valuations would serve the Fund well in the event of a bear market due to a recession. However, the recession associated with COVID-19 was unlike any other we have seen. Investors punished stocks with direct negative COVID-19 impacts which hurt the Fund’s performance in the period. Also, historically, the technology sector underperforms amidst recessions as investors view the sector as more cyclical than the overall economy. While this may be true, this time technology vastly outperformed the market as the trends of work-from-home, increased internet usage and e-commerce growth, enabled the technology sector to be one of the few beneficiaries of COVID-19. Finally, expensive stocks outperformed cheaper stocks, which also acted as a headwind on the Fund’s relative performance given our philosophy of owning stocks at reasonable valuations. In summary, COVID-19 led to a perfect storm that was difficult to navigate.

     There was a wide range in sector performance during the period as large technology companies such as Amazon, Facebook, Microsoft, and Apple made huge moves from the March lows. The sector was also driven by the reality that COVID-19 altered the way people shop, work and play, driving speculation in these “stay at home” stocks such as Zoom, Peloton and others. The Fund’s underweight in these areas hurt performance relative to the Russell 1000 Growth Index which has a large weighting in those large cap technology names. All sectors held by the Fund had positive performance for the period. The diversity of the Fund hurt performance against the growth sector, but we believe that when we get back to normal this will be a benefit.

     As of September 30, 2020, the Fund held 61 stocks with approximately 2% cash. The sector weightings were 28% information technology, 19% healthcare, 18% consumer related, 11% industrials, 11% financials, 6% communication services, 2% materials, 2% real estate and 1% energy.

     The recent market rally has driven stock valuations of COVID-19 beneficiaries, especially in technology, to historically high levels, which we believe has increased the risk of those stock prices above their intrinsic values. We believe the risk/reward calculation for owning high quality companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets and that trade at reasonable valuations is excellent and should outperform materially once COVID-19 subsides.

Thank you for your continued support.

David O. Nicholas Lead Portfolio Manager	Michael L. Shelton Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Consumer Price Index (seasonally adjusted) represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICSX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2020			Years Ended March 31,
	(unaudited)		2020	2019	2018	2017	2016
NET ASSET VALUE,
BEGINNING OF PERIOD	$56.53		$65.11	$62.10	$65.52	$61.78	$71.57
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.12	(1)	.33 (1)	.38 (1)	.29 (1)	.37 (1)	.44
Net gain (loss) on securities
(realized and unrealized)	17.62		(3.33)	7.14	5.90	5.59	(6.35)
Total from investment
operations	17.74		(3.00)	7.52	6.19	5.96	(5.91)
LESS DISTRIBUTIONS
From net investment income	(.08)		(.34)	(.39)	(.41)	(.44)	(.39)
From net capital gain	(1.45)		(5.24)	(4.12)	(9.20)	(1.78)	(3.49)
Total distributions	(1.53)		(5.58)	(4.51)	(9.61)	(2.22)	(3.88)
NET ASSET VALUE,
END OF PERIOD	$72.74		$56.53	$65.11	$62.10	$65.52	$61.78

TOTAL RETURN	31.61	%(2)	(5.90)%	13.07%	10.11%	9.87%	(8.68)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3,019.0		$2,370.2	$2,737.5	$2,695.8	$2,850.4	$3,274.3
Ratio of expenses
to average net assets.	.72	%(3)	.72%	.72%	.72%	.72%	.72%
Ratio of net investment income
to average net assets.	.36	%(3)	.49%	.60%	.46%	.58%	.65%
Portfolio turnover rate	13.17	%(3)	15.36%	12.76%	18.40%	40.90%	28.84%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2020 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	4.51%
Apple Inc.	4.47%
Alphabet Inc. – Class C	3.46%
Thermo Fisher Scientific Inc.	3.41%
Aon plc	2.84%
Cintas Corporation	2.78%
Visa Inc. – Class A	2.75%
Home Depot, Inc. (The)	2.48%
Amazon.com, Inc.	2.24%
O’Reilly Automotive, Inc.	2.21%
Total of top ten	31.15%

Sector Diversification (as a percentage of portfolio)
September 30, 2020 (unaudited)

Fund Expenses
For the six month period ended September 30, 2020 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During Period*
	03/31/20	09/30/20	04/01/20 – 09/30/20
Actual	$1,000.00	$1,316.10	$4.18
Hypothetical	1,000.00	1,021.39	3.65
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 98.19%
	Communication Services – Media & Entertainment — 5.71%
71,000	Alphabet Inc. – Class C*	$104,341,600
650,000	Comcast Corporation – Class A	30,069,000
145,000	Facebook, Inc. – Class A*	37,975,500
		172,386,100
	Consumer Discretionary – Retailing — 9.58%
21,500	Amazon.com, Inc.*	67,697,695
270,000	Home Depot, Inc. (The)	74,981,700
144,976	O’Reilly Automotive, Inc.*	66,845,534
850,000	TJX Companies, Inc. (The)	47,302,500
145,000	Ulta Beauty, Inc.*	32,477,100
		289,304,529
	Consumer Discretionary – Services — 2.95%
180,000	McDonald’s Corporation	39,508,200
575,000	Starbucks Corporation	49,404,000
		88,912,200
	Consumer Staples – Food & Staples Retailing — 1.23%
105,000	Costco Wholesale Corporation	37,275,000
	Consumer Staples – Food, Beverage & Tobacco — 4.85%
660,000	Coca-Cola Company (The)	32,584,200
180,000	Constellation Brands, Inc. – Class A	34,111,800
700,000	Mondelez International, Inc. – Class A	40,215,000
285,000	PepsiCo, Inc.	39,501,000
		146,412,000
	Energy — 0.89%
1,700,000	Enterprise Products Partners L.P.	26,843,000
	Financials – Banks — 2.35%
395,000	JPMorgan Chase & Co.	38,026,650
865,000	Truist Financial Corporation	32,913,250
		70,939,900
	Financials – Diversified — 4.39%
1,000,000	Charles Schwab Corporation (The)	36,230,000
385,000	Intercontinental Exchange, Inc.	38,519,250
160,000	S&P Global Inc.	57,696,000
		132,445,250
	Financials – Insurance — 3.91%
415,000	Aon plc	85,614,500
280,000	Chubb Limited	32,513,600
		118,128,100

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 98.19% (continued)
	Health Care – Equipment & Services — 8.30%
605,000	Alcon, Inc.*	$34,454,750
140,000	Becton, Dickinson and Company	32,575,200
955,000	Boston Scientific Corporation*	36,490,550
300,100	Laboratory Corporation of America Holdings*	56,499,827
450,000	Medtronic Public Limited Company	46,764,000
140,000	UnitedHealth Group Incorporated	43,647,800
		250,432,127
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 10.77%
145,000	Amgen Inc.	36,853,200
510,000	Bristol-Myers Squibb Company	30,747,900
180,000	Eli Lilly and Company	26,643,600
400,000	Gilead Sciences, Inc.	25,276,000
280,000	Johnson & Johnson	41,686,400
425,887	Merck & Co., Inc.	35,327,326
700,000	Pfizer Inc.	25,690,000
233,188	Thermo Fisher Scientific Inc.	102,957,166
		325,181,592
	Industrials – Capital Goods — 6.37%
1,080,000	Fastenal Company	48,697,200
650,000	Fortive Corporation	49,536,500
265,000	Honeywell International Inc.	43,621,650
300,000	Otis Worldwide Corporation	18,726,000
80,000	Roper Technologies, Inc.	31,608,800
		192,190,150
	Industrials – Commercial & Professional Services — 4.55%
252,500	Cintas Corporation	84,039,575
506,000	Copart, Inc.*	53,210,960
		137,250,535
	Information Technology – Hardware & Equipment — 5.99%
1,165,660	Apple Inc.	134,995,085
1,165,000	Cisco Systems, Inc.	45,889,350
		180,884,435
	Information Technology – Semiconductors &
	Semiconductor Equipment — 4.04%
340,000	Skyworks Solutions, Inc.	49,470,000
245,000	Texas Instruments Incorporated	34,983,550
360,000	Xilinx, Inc.	37,526,400
		121,979,950

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 98.19% (continued)
	Information Technology – Software & Services — 18.36%
100,000	Adobe Inc.*	$49,043,000
450,000	Fiserv, Inc.*	46,372,500
210,000	Gartner, Inc.*	26,239,500
299,737	Global Payments Inc.	53,227,296
180,000	Mastercard Incorporated – Class A	60,870,600
647,500	Microsoft Corporation	136,188,675
127,500	salesforce.com, inc.*	32,043,300
67,000	ServiceNow, Inc.*	32,495,000
415,000	Visa Inc. – Class A	82,987,550
162,500	Workday, Inc.*	34,958,625
		554,426,046
	Materials — 2.18%
790,802	Ball Corporation	65,731,462
	Real Estate — 1.77%
1,140,000	CBRE Group, Inc.*	53,545,800
	TOTAL COMMON STOCKS
	(cost $1,597,427,719)	2,964,268,176

SHORT-TERM INVESTMENTS — 1.75%
	U.S. Government Securities – 1.32%
$20,000,000	U.S. Treasury Bill 10/01/2020, 0.030%	20,000,000
20,000,000	U.S. Treasury Bill 11/03/2020, 0.071%	19,998,717
		39,998,717
	Money Market Fund – 0.43%
12,955,255	Invesco Treasury Portfolio Short-Term Investments Trust
	(Institutional Class), 7-day net yield 0.02%	12,955,255
	TOTAL SHORT-TERM INVESTMENTS
	(cost $52,953,972)	52,953,972
	TOTAL INVESTMENTS
	(cost $1,650,381,691) — 99.94%	3,017,222,148
	OTHER ASSETS, NET OF LIABILITIES — 0.06%	1,763,744
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$3,018,985,892

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2020 (unaudited)

ASSETS
Investments in securities at value (cost $1,650,381,691)	$3,017,222,148
Receivables —
Investment securities sold	2,213,874
Dividend and interest	1,283,355
Capital stock subscription	5,647
Total receivables	3,502,876
Other	95,260
Total assets	3,020,820,284

LIABILITIES
Payables —
Due to adviser —
Management fee	1,613,870
Accounting and administrative fee	53,586
Total due to adviser	1,667,456
Other payables and accrued expense	166,936
Total liabilities	1,834,392
Total net assets	$3,018,985,892

NET ASSETS CONSIST OF
Paid in capital	$1,528,343,134
Accumulated distributable earnings	1,490,642,758
Total net assets	$3,018,985,892

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (41,505,009 shares outstanding)	$72.74

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2020 (unaudited)

INCOME
Dividend	$15,251,991
Interest	41,164
Total income	15,293,155

EXPENSES
Management fee	9,200,591
Transfer agent fees	329,774
Accounting and administrative fees	312,017
Custodian fees	67,658
Insurance	43,929
Postage and mailing	42,804
Printing	39,287
Registration fees	38,295
Directors’ fees	22,725
Audit and tax fees	17,025
Accounting system and pricing service fees	15,274
Legal fees	5,381
Other operating expenses	6,314
Total expenses	10,141,074
Net investment income	5,152,081

NET REALIZED GAIN ON INVESTMENTS	119,186,801

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS	615,994,058
Net realized and unrealized gain on investments	735,180,859
Net increase in net assets resulting from operations	$740,332,940

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2020 (unaudited)
and the year ended March 31, 2020

	Six Months Ended
	09/30/2020	Year Ended
	(unaudited)	03/31/2020
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$5,152,081	$13,827,821
Net realized gain on investments	119,186,801	198,960,826
Change in net unrealized
appreciation (depreciation) on investments	615,994,058	(345,645,076)
Net increase (decrease) in net assets
resulting from operations	740,332,940	(132,856,429)

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(63,566,077)	(229,604,341)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(564,488 and 703,625 shares, respectively)	38,563,623	47,317,478
Reinvestment of distributions
(880,600 and 3,156,804 shares, respectively)	59,282,018	213,914,597
Cost of shares redeemed
(1,870,077 and 3,972,871 shares, respectively)	(125,793,186)	(266,150,425)
Change in net assets derived
from capital share transactions	(27,947,545)	(4,918,350)
Total increase (decrease) in net assets	648,819,318	(367,379,120)

NET ASSETS
Beginning of period	2,370,166,574	2,737,545,694
End of period	$3,018,985,892	$2,370,166,574

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2020 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form
N-CSR for the year ended March 31, 2020.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be

Notes to Financial Statements (continued)
September 30, 2020 (unaudited)

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$2,964,268,176
Money Market Fund	12,955,255
Level 2 –
U.S. Government Securities	39,998,717
Level 3 –
None	—
Total	$3,017,222,148
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued)
September 30, 2020 (unaudited)

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2020 and the year ended March 31, 2020 was as follows:

	09/30/2020	03/31/2020
Distributions paid from:
Ordinary income	$3,515,117	$13,832,461
Long-term capital gain	60,050,960	215,771,880
Total distributions paid	$63,566,077	$229,604,341

As of September 30, 2020, investment cost for federal tax purposes was
$1,635,673,805 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,388,185,088
Unrealized depreciation	(6,636,745)
Net unrealized appreciation	$1,381,548,343

The difference between financial statement and tax-basis cost is attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2020. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2020. At September 30, 2020, the fiscal years 2017 through 2020 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2020 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2020. There have been no material subsequent events since September 30, 2020 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $3,132 for the six-month period ended
September 30, 2020 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2020, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$196,156,883 and $178,944,985, respectively.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
March 31, 2016	61.78	0.3937		3.4892		16.8	1,272,980
March 31, 2017	65.52	0.4386		1.7763		22.2	1,398,599
March 31, 2018	62.10	0.4061		9.2027		23.9	1,539,955
March 31, 2019	65.11	0.3917		4.1213		23.8	1,741,281
March 31, 2020	56.53	0.3365		5.2417		22.5	1,638,615
September 30, 2020	72.74	0.0849	(a)	1.4504	(a)	30.8	2,156,575

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on June 3, 2020 to shareholders of record on June 2, 2020.

Approval of Investment Advisory Contract
(unaudited)

In May 2020, the Board of Directors of the Fund renewed the one-year term of the Investment
Advisory Agreement by and between the Fund and the Adviser through May 2021. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2020, the management fee was 0.65% and the Fund’s total expense ratio (including the management fee) was 0.72%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group;
(ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid- and large-cap blend and growth focused funds with similar asset sizes and a prospectus objective of growth. In terms of the peer group data used for performance comparisons, the Fund was ranked 8th, 13th, 22nd and 13th out of 28 funds for the one-, three-, five- and ten-year periods ending March 31, 2020. The Fund had the fifth lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality. The Board considered the investment performance of the
Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated strong long-term performance relative to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The
Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant. The Board also noted that the
Fund had a relatively low net expense ratio as compared to its peer group.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the
Fund and the overall level of services provided to the Fund by the Adviser.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the
“Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of
Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under
Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment
Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 3, 2020, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly
Liquid Investment Minimum and any material changes to the Program, for the initial period from June 1, 2019 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional
Information, which can be found on the SEC’s website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form
N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/1969	*	09/30/2010
Number of years investing $100 each month
following the date of initial investment	51.2		10
Total cash invested	$62,500		$13,000
Total dividend and capital gain distributions reinvested .	$2,445,125		$8,262
Total full shares owned at 09/30/2020	45,473		359
Total market value at 09/30/2020	$3,307,757		$26,165

The results above assume purchase on the last day of the month. The Nicholas Automatic
Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*Date of Initial Public Offering.

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s most recent Definitive Proxy Statement (Schedule 14A) filed on February 17, 2017 (the “Report”) indicated that the registrant did not have in place a standing nominating committee or any formal procedures by which shareholders may recommend nominees to the registrant’s board of directors. Initially, the registrant had determined that the registrant’s independent directors could sufficiently function as an informal nominating committee, without any formal charter or policy, and could sufficiently screen and select nominees to the registrant’s board of directors.

However, since the end of the period covered by the Report, the board of directors of the registrant determined that the establishment of a formal nominating and corporate governance committee of the registrant’s board of directors (the “Nominating Committee”) would be appropriate, and such

Nominating Committee was established at its regular meeting held on February 3, 2020. At such meeting, the independent directors of the registrant’s board of directors (i.e., John A. Hauser, David P. Pelisek, and Jay H. Robertson) were appointed as the members of the Nominating Committee, to serve until their respective successors are appointed and qualified or until their earlier death, disqualification, resignation or removal.

At the next regular meeting of the registrant’s board of directors held on May 4, 2020, the board of directors of the registrant approved a formal Nominating and Governance Committee Charter

(“Nominating Committee Charter”), which described the power and authority of such Nominating

Committee. Pursuant to the Nominating Committee Charter, the Nominating Committee has the power and authority to identify, screen, evaluate and select nominees, with the assistance of the registrant’s officers, employees, independent auditors and any other experts, consultants and professionals as the Nominating Committee shall deem necessary, advisable or appropriate from time to time.

Also, with the establishment of the Nominating Committee and the adoption and approval of the Nominating Committee Charter, the registrant’s stockholders wishing to recommend a potential nominee may now communicate with the Nominating Committee (instead of the registrant’s entire board of directors) by submitting a written communication directed to the Nominating Committee in care of the Fund’s Chief Compliance Officer at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee,

Wisconsin 53202.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 25, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 25, 2020

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 25, 2020